atkore
INTERNATIONAL

RETIREMENT AGREEMENT AND GENERAL RELEASE

THIS RETIREMENT AGREEMENT AND GENERAL RELEASE (the "Agreement") is made this 4th day of May 2018, by and between Atkore International Group Inc. ("Company") and John P. Williamson ("Employee").

WHEREAS, Employee is employed by the Company or one of its subsidiaries as the Chief Executive Officer ("CEO") and shall continue as the Company's CEO through September 30, 2018; and

WHEREAS, Employee's employment with the Company will terminate effective September 30, 2018 ("Retirement Date"); and

WHEREAS, the Company has offered to provide Employee with separation/retirement benefits that, in some cases are in excess of that to which he is entitled and in some cases less than that to which he would be entitled, in each case, by law, contract, or under the policies and practices of Company, in exchange for Employee's acceptance and compliance with the terms of this Agreement.

NOW, THEREFORE, IT IS HEREBY AGREED by and between Employee and the Company as follows:

1. **Consideration**. (a) Severance Pay. The Company will provide Employee with no severance pay, and Employee and Company agree that as of the Retirement Date, Employee is not entitled to any severance benefits under the Company's Severance and Retention Policy for Senior Management or Employee's Employment Agreement. Employee acknowledges that, although the term "Retirement Date" is used in this Agreement, he does not meet all the requirements to retire under the Company's various benefit plans and, except as provided in this Agreement, shall not be entitled to any benefits to which a retiree is otherwise entitled. For the avoidance of doubt, all benefit plans of the Company shall continue to apply to Employee through the Retirement Date

(b) COBRA Coverage. Employee may continue his current medical and dental (but not health care flexible spending/health savings account) coverage after September 30, 2018, if any, provided Employee enrolls for COBRA coverage within 60 days of receiving the initial COBRA notice. During the 18 month period commencing October 1, 2018, represented by Employee's COBRA Coverage period ("COBRA Coverage Period"), Employee's COBRA cost (insurance premium) will be equal to the amount paid by active Company employees for similar coverage. Employee will receive election forms and other notices regarding this COBRA coverage from the Company's third-party administrator. Employee shall be responsible for completing the COBRA election forms and for paying the specified insurance premium within the required time periods in order to initiate and maintain COBRA coverage. Employee's failure to timely pay the monthly premium shall result in the cessation of health insurance coverage for Employee and Employee's spouse or domestic partner and dependents. Upon expiration of the COBRA Coverage Period. Any questions regarding these plans should be directed to our COBRA administrator, Wage Works (www.wageworks.com).

(c) Vacation Pay. Company shall pay Employee for any accrued and unused vacation days as of the Retirement Date. (d) Retirement Savings and Investment Plan. Contributions to the Company's Retirement Savings and Investment Plan ("RSIP") shall cease as of Employee's Retirement Date. To request changes to Employee's RSIP account(s) or to obtain additional information, Employee should call the Atkore Employee Service Center at 800-835-5095. (e) Life Insurance. Employee's life insurance coverage will end on the last day of the month during which Employee is actively employed by the Company, or as otherwise provided by the plan document. Employee may be eligible to convert basic term life policies and certain other policies to individual policies. Conversion information is available by contacting Prudential at 800-778-3827. (f) Disabilitv Insurance. Employee's disability insurance coverage will end on Employee's Retirement Date. (g) Other Benefits. Employee shall receive any amounts earned, accrued, or owing, but not yet paid to Employee, including any unpaid base salary earned by Employee tln·ough the Retirement Date and the earned but unpaid bonus, if any, under the Annual Incentive Plan for FY 2018 based on actual Employee and Company performance. Any benefits accrued or earned will be distributed in accordance with the terms of the applicable benefit plans and programs of the Company. (h) Tax Status of Benefits. In the event that provision of any of the benefits listed above would adversely affect the tax status of the applicable plan or benefits, the Company, in its sole discretion, may elect to pay to Employee cash in lieu of such coverage in an amount equal to the Company's contribution or average cost of providing such coverage. (i) Continued Vesting and Exercisability. Under the Atkore International Group Inc. 2016 Omnibus Incentive Plan and the Company's earlier Atkore International Group Inc. Stock Incentive Plan and all documents related thereto, the Company agrees that Employee shall, pursuant to Board of Director's approval, be treated as if he qualified for retirement under the Rule of67. The full terms of the Rule of67 shall apply to Employee's equity grants, but for clarity, Employee shall be entitled to a period of continued vesting for 36 months after the Retirement Date for all awards granted prior to the Retirement Date. During this period of continued vesting, Employee shall, subject to remaining a Designated Insider for the six (6) months inunediately following the Retirement Date, be entitled to exercise (and sell) any vested options, restricted stock units and any performance share units upon conversion into shares of common stock (so long as such exercise or conversion occurs before the expiration of the relevant grant); however, Employee is not required to sell owned shares of common stock and may continue to hold such shares for as long as Employee so chooses. All awards (or portions of awards) not vested during the continued vesting period shall be forfeited by the Employee. As of the Retirement Date, no retention guidelines shall apply to Employee. Except as otherwise provided in this paragraph and as applies under the Rule of 67, the tenns and conditions of the respective incentive plans shall apply. To the extent Employee serves the Company as a Director after the Retirement Date, he shall continue to be a Designated Insider and such designation shall continue nntil six (6) months after he ceases being a Director. For the avoidance of doubt, Employees last date of service shall be his Retirement Date regardless of whether he serves the Company in any other capacity (e.g. as a consultant or a director) after that date. 2

UJ Total Benefits. After the Retirement Date, Employee will not be eligible to receive any other salary, bonus, or benefits from the Company other than as provided elsewhere in paragraph I. 2. Release and Waiver. (a) Employee, on his own behalf, and on behalf of his heirs, executors, and administrators, does hereby release and forever discharge the Company, its parent, affiliates, officers, directors, employees, agents, successors and assigns, attorneys, and administrators (collectively, "Releasees") from all causes of action, suits, claims, and demands of any kind, in law or in equity, which Employee ever had, now has, or hereafter may have, whether known or unknown, from the beginning of Employee's employment to the date of the execution of this Agreement arising from or relating in any way to Employee's employment relationship with Company, the terms and conditions of that employment relationship, and the tennination of that employment relationship, including, but not limited to, any claims arising under any applicable Company severance plan(s), the Age Discrimination in Employment Act, the Older Workers' Benefit Protection Act, Title VII of The Civil Rights Act of 1964, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, the Family and Medical Leave Act, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, the Illinois Human Rights Act, the Illinois Wage Payment and Collection Act, the Cook County Human Rights Ordinance, Washington State Human Rights Conunission regulations and enforcement authorities as each may have been amended, and any other claims under any federal, state, or local common law, statutory law, or regulatory provision, now or hereafter recognized, and any claims for attorneys' fees and costs. This Agreement is effective without regard to the legal nature of the claims raised and without regard to whether any such claims are based upon tort, equity, implied or express contract, or discrimination of any sort. (b) To the fullest extent permitted by law, and subject to the provisions of paragraph 2(d) below, Employee represents and affirms that (i) Employee has not filed or caused to be filed on Employee's behalf any claim for relief against the Company or any Releasee; and (ii) as of the Retirement Date, Employee has no knowledge of any improper, unethical, or illegal conduct or activities by the Company or any Releasee that Employee has not already reported to a supervisor, manager, department head, human resources representative, in-house counsel, or to the Company's ethics hotline. (c) The release of claims described in paragraphs 2(a) and 2(b) of this Agreement does not preclude Employee from filing a charge with the U.S. Equal Employment Opportunity Commission or the relevant state fair employment agency. This Agreement will, however, constitute an absolute bar to Employee's recovery of any damages or additional compensation, including attorneys fees, from the Company arising out of or in connection with any such claim. Employee will not be entitled to recover and agrees to waive any monetmy benefits or recovery against the Company in connection with any such claim, charge or proceeding without regard to who has brought such Complaint or charge. Employee further agrees that if any agency or court assumes jurisdiction over any claim against the Company or any of the Releasees on behalf of or otherwise for the benefit of Employee, Employee will direct that agency or court to withdraw from or dismiss with prejudice the claim. Additionally, this release of claims does not preclude Employee from filing claims based on (i) events that arise after the date of the execution of this Agreement; (ii) any rights to indemnification that Employee may have pursuant to the Company's bylaws, statutory, or common law; or (iii) any claims which cannot be waived as a matter of law. (d) Subject to the provisions of paragraph 2( c) of this Agreement, Employee agrees that Employee will not file, claim, sue, or cause or permit to be filed, any civil action, suit, or legal proceeding seeking equitable or monetary relief (including damages, injunctive, declaratmy, monetary or 3 other relief) for himself involving any matter released in paragraph 2. In the event that any suit is filed in breach of this release of claims, it is expressly understood and agreed that this release of claims shall constitute a complete defense to any such suit. In the event that any Releasee is required to institute litigation to enforce the tenns of this paragraph, Releasee shall be entitled to recover reasonable costs and attorneys' fees incurred in such enforcement. Employee further agrees and covenants that should any person, organization, or other entity file, claim, sue, or cause or permit to be filed any civil action, suit or legal proceeding involving any matter occurring at any time in the past, Employee will not seek or accept personal equitable or monetary relief in such civil action, suit, arbitration, or other legal proceeding. Nothing in this Agreement shall prohibit or restrict Employee from: (i) making any disclosure of information required by law; (ii) providing information to, testifying, or otherwise assisting in any investigation or proceeding brought by any federal regulatory or law enforcement agency or legislative body, any self-regulatory organization, or the Company's designated legal, compliance, or human resources officers; or (iii) filing, testifying, participating in, or otherwise assisting in a proceeding relating to an alleged violation of any federal, state, or municipal law relating to fraud or to any rule or regulation of the Securities and Exchange Commission or of any other self-regulatory organization. 3. Restrictive Covenants. (b) Non-Solicitation and Non-Competition The restrictive covenants signed by or consented to (e.g. by accepting equity awards or otherwise) by the Employee prior to the Retirement Date shall continue to apply with the restriction period starting on October I, 20 18 and all such restrictive covenants shall continue to apply, regardless of the time period terms stated in such restrictive covenants, for the full period of continued vesting and exercisability (i.e. 36 months from the Retirement Date), regardless of whether or not employee continues to hold equity interests relating to the Company during that entire thirty-six (36) month period. If Employee has any doubt regarding whether any particular activity falls within the scope of the restrictive covenants, the Company encourages Employee to disclose to the Company's CEO and General Counsel in writing in advance of such activity so as to allow the Company to determine whether it believes such activity is in violation of Employee's commitments. (c) Reasonableness. Employee acknowledges that the restrictions referenced in paragraph 3 are reasonable and necessary to protect the legitimate interests of the Company, further acknowledges that the Company would not have executed this Agreement in the absence of such restrictions, and further acknowledges that any violation of any provision of that paragraph will result in irreparable injury to the Company. 4. Non-Disparagement Employee agrees that Employee will not disparage or subvert the Company, or make any statement reflecting negatively on the Company, its affiliated corporations or entities, or any of its present or former officers, directors, employees, agents, or representatives, including, but not limited to, any matters relating to the operation or management of the Company, Employee's employment, and the termination of Employee's employment, itTespective of the truthfulness or falsity of such statement. 5. Return of Company Property. Employee agrees to promptly return all Company property including, but not limited to, security badges, office keys, computers, laptops, cellular telephones, hand-held electronic devices, software, diskettes, compact disks, product samples, cases, company files and records, brochures, papers, notes, and all other documents, and all copies of same, relating to the Company, its business, its customers, or its suppliers, that Employee has acquired by virtue of Employee's employment. As of the Retirement Date, the Company will make arrangements to remove, terminate, or transfer any and all business communication lines including network access, cellular phone access, fax line access, and access to any other business numbers. Employee warrants that he has returned all company records, files, and documents to the Company as of the Retirement Date. 4

A atkore INTERNATIONAL RETIREMENT AGREEMENT AND GENERAL RELEASE THIS RETIREMENT AGREEMENT AND GENERAL RELEASE (the ''Agreement'') is made this 4th day of May 201 8, by and between Atkore International Group Inc. ("Company") and Jo1m P. Williamson ("Employee"). WHEREAS, Employee is employed by the Company or one of its subsidiaries as the Chief Executive Officer ('"CEO") and shall continue as the Company's CEO through September 30, 20 18; and WHEREAS, Employee's employment with the Company will terminate effecti ve September 30, 2018 ("Retirement Date"); and WHEREAS, the Company has offered to provide Employee with separati on/retirement benefits that, in some cases are in excess of that to which he is entitled and in some cases less than that to which he would be entitled, in each case, by law, contract, or under the policies and practices of Company, in exchange for Employee's acceptance and compliance with the terms of this Agreement. NOW, THEREFORE, IT IS HEREBY AGREED by and between Employee and the Company as follows: I. Consideration. (a) Severance Pay. The Company will provide Employee with no severance pay, and Employee and Company agree that as of the Retirement Date, Employee is not entitled to any severance benefits under the Company's Severance and Retention Policy for Senior Management or Employee's Employment Agreement. Employee acknowledges that, although the term "Retirement Date" is used in this Agreement, he does not meet all the requirements to retire under the Company's va ri ous benefit plans and, except as provided in this Agreement, shall not be entitled to any benefits to which a retiree is otherwise entitled. For the avoidance of doubt, all benefit plans of the Company shall continue to apply to Employee through the Retirement Date (b) COBRA Coverage. Empl oyee may continue his current medical and dental (but not health care fl exible spending/health savings account) coverage after September 30, 2018, if any, provided Employee enrolls for COBRA coverage within 60 days of receiving the initial COBRA notice. During the 18 month period commencing October 1, 2018, represented by Employee's COBRA Coverage period ("COBRA Coverage Period"), Employee's COBRA cost (insurance premium) will be equal to the amount paid by active Company employees for similar coverage. Employee will receive election forms and other notices regarding this COBRA coverage from the Company' s third-party administrator. Employee shall be responsible for completing the COBRA election forms and for paying the specified insurance premium within the required time periods in order to initiate and maintain COBRA coverage. Employee's fai lure to timely pay the monthly premium shall result in the cessati on of health insurance coverage for Employee and Employee's spouse or domestic partner and dependents. Upon expiration of the COBRA Coverage Period. Any questions regarding these plans should be directed to our COBRA administrator, Wage Works (www.wageworks.com).

(c) Vacation Pay. Company shall pay Employee for any accmed and unused vacation days as of the Retirement Date. (d) Retirement Savings and Investment Plan. Contributions to the Company's Retirement Savings and Investment Plan ("RSlP") shall cease as of Employee's Retirement Date. To request changes to Employee's RSJP account(s) or to obtain additional information, Employee should call the Atkore Employee Service Center at 800-835-5095. (e) Life Insurance. Employee's life insurance coverage will end on the last day of the month during which Employee is actively employed by the Company, or as otherwise provided by the plan document. Employee may be eligible to convert basic term life policies and certain other policies to individual policies. Conversion information is available by contacting Pmdential at 800-778-3827. (f) Disabilitv Insurance. Employee's disability insurance coverage will end on Employee's Retirement Date. (g) Other Benefits. Employee shall receive any amounts earned, accmed, or owing, but not yet paid to Employee, including any unpaid base salary earned by Employee tln·ough the Retirement Date and the earned but unpaid bonus, if any, under the Annual Incentive Plan for FY 2018 based on actual Employee and Company performance. Any benefits accmed or earned will be distributed in accordance with the terms of the applicable benefit plans and programs of the Company. (h) Tax Status of Benefits. In the event that provision of any of the benefits listed above would adversely affect the tax status of the applicable plan or benefits, the Company, in its sole discretion, may elect to pay to Employee cash in lieu of such coverage in an amount equal to the Company's contribution or average cost of providing such coverage. (i) Continued Vesting and Exercisability. Under the Atkore International Group Inc. 2016 Omnibus Incentive Plan and the Company's earlier Atkore International Group Inc. Stock Incentive Plan and all documents related thereto, the Company agrees that Employee shall, pursuant to Board of Director's approval, be treated as if he qualified for retirement under the Rule of67. The full terms of the Rule of67 shall apply to Employee's equity grants, but for clarity, Employee shall be entitled to a period of continued vesting for 36 months after the Retirement Date for all awards granted prior to the Retirement Date. During this period of continued vesting, Employee shall, subject to remaining a Designated Insider for the six (6) months immediately following the Retirement Date, be entitled to exercise (and sell) any vested options, restricted stock units and any performance share units upon conversion into shares of common stock (so long as such exercise or conversion occurs before the expiration of the relevant grant); however, Employee is not required to sell owned shares of common stock and may continue to hold such shares for as long as Employee so chooses. All awards (or portions of awards) not vested during the continued vesting period shall be forfeited by the Employee. As of the Retirement Date, no retention guidelines shall apply to Employee. Except as otherwise provided in this paragraph and as applies under the Rule of 67, the tenns and conditions of the respective incentive plans shall apply. To the extent Employee serves the Company as a Director after the Retirement Date, he shall continue to be a Designated Insider and such designation shall continue until six (6) months after he ceases being a Director. For the avoidance of doubt, Employees last date of service shall be his Retirement Date regardless of whether he serves the Company in any other capacity (e.g. as a consultant or a director) after that date. 2

(j) Total Benefits. After the Retirement Date, Employee will not be eligible to receive any other salary, bonus, or benefits from the Company other than as provided elsewhere in paragraph I. 2. Release and Waiver. (a) Employee, on his own behalf, and on behalf of his heirs, executors, and administrators, does hereby release and forever discharge the Company, its parent, affiliates, officers, directors, employees, agents, successors and assigns, attorneys, and administrators (collectively, "Releasees") from all causes of action, suits, claims, and demands of any kind, in law or in equity, which Employee ever had, now has, or hereafter may have, whether known or unknown, from the beginning of Employee's employment to the date of the execution of this Agreement arising from or relating in any way to Employee's employment relationship with Company, the terms and conditions of that employment relationship, and the tennination of that employment relationship, including, but not limited to, any claims arising under any applicable Company severance plan(s), the Age Discrimination in Employment Act, the Older Workers' Benefit Protection Act, Title VII of The Civil Rights Act of 1964, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, the Family and Medical Leave Act, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, the Illinois Human Rights Act, the Illinois Wage Payment and Collection Act, the Cook County Human Rights Ordinance, Washington State Human Rights Commission regulations and enforcement authorities as each may have been amended, and any other claims under any federal, state, or local common law, statutory law, or regulatory provision, now or hereafter recognized, and any claims for attorneys' fees and costs. This Agreement is effective without regard to the legal nature of the claims raised and without regard to whether any such claims are based upon tmt, equity, implied or express contract, or discrimination of any sort. (b) To the fullest extent permitted by law, and subject to the provisions of paragraph 2(d) below, Employee represents and affirms that (i) Employee has not filed or caused to be filed on Employee's behalf any claim for relief against the Company or any Releasee; and (ii) as of the Retirement Date, Employee has no knowledge of any improper, unethical, or illegal conduct or activities by the Company or any Releasee that Employee has not already reported to a supervisor, manager, department head, human resources representative, in-house counsel, or to the Company's ethics hotline. (c) The release of claims described in paragraphs 2(a) and 2(b) of this Agreement does not preclude Employee from filing a charge with the U.S. Equal Employment Oppmtunity Commission or the relevant state fair employment agency. This Agreement will, however, constitute an absolute bar to Employee's recovery of any damages or additional compensation, including attorneys fees, from the Company arising out of or in connection with any such claim. Employee will not be entitled to recover and agrees to waive any monetary benefits or recovery against the Company in connection with any such claim, charge or proceeding without regard to who has brought such Complaint or charge. Employee further agrees that if any agency or court assumes jurisdiction over any claim against the Company or any of the Releasees on behalf of or otherwise for the benefit of Employee, Employee will direct that agency or court to withdraw from or dismiss with prejudice the claim. Additionally, this release of claims does not preclude Employee from filing claims based on (i) events that arise after the date of the execution of this Agreement; (ii) any rights to indemnification that Employee may have pursuant to the Company's bylaws, statutory, or common law; or (iii) any claims which cannot be waived as a matter oflaw. (d) Subject to the provisions of paragraph 2(c) of this Agreement, Employee agrees that Employee will not file, claim, sue, or cause or permit to be filed, any civil action, suit, or legal proceeding seeking equitable or monetary relief (including damages, injunctive, declaratmy, monetary or 3 other relief) for himself involving any matter released in paragraph 2. In the event that any suit is filed in breach of this release of claims, it is expressly understood and agreed that this release of claims shall constitute a complete defense to any such suit. In the event that any Releasee is required to institute litigation to enforce the terms of this paragraph, Releasee shall be entitled to recover reasonable costs and attorneys' fees incurred in such enforcement. Employee further agrees and covenants that should any person, organization, or other entity file, claim, sue, or cause or permit to be filed any civil action, suit or legal proceeding involving any matter occurring at any time in the past, Employee will not seek or accept personal equitable or monetary relief in such civil action, suit, arbitration, or other legal proceeding. Nothing in this Agreement shall prohibit or restrict Employee from: (i) making any disclosure of information required by law; (ii) providing information to, testifying, or otherwise assisting in any investigation or proceeding brought by any federal regulatory or law enforcement agency or legislative body, any self-regulatory organization, or the Company's designated legal, compliance, or human resources officers; or (iii) filing, testifying, participating in, or otherwise assisting in a proceeding relating to an alleged violation of any federal, state, or municipal law relating to fraud or to any rule or regulation of the Securities and Exchange Cmmnission or of any other self-regulatory organization. 3. Restrictive Covenants. (b) Non-Solicitation and Non-Competition The restrictive covenants signed by or consented to (e.g. by accepting equity awards or otherwise) by the Employee prior to the Retirement Date shall continue to apply with the restriction period starting on October I, 2018 and all such restrictive covenants shall continue to apply, regardless of the time period terms stated in such restrictive covenants, for the full period of continued vesting and exercisability (i.e. 36 months from the Retirement Date), regardless of whether or not employee continues to hold equity interests relating to the Company during that entire thirty-six (36) month period. If Employee has any doubt regarding whether any particular activity falls within the scope of the restrictive covenants, the Company encourages Employee to disclose to the Company's CEO and General Counsel in writing in advance of such activity so as to allow the Company to determine whether it believes such activity is in violation of Employee's commitments. (c) Reasonableness. Employee acknowledges that the restrictions referenced in paragraph 3 are reasonable and necessary to protect the legitimate interests of the Company, further acknowledges that the Company would not have executed this Agreement in the absence of such restrictions, and further acknowledges that any violation of any provision of that paragraph will result in irreparable injury to the Company. 4. Non-Disparagement Employee agrees that Employee will not disparage or subvert the Company, or make any statement reflecting negatively on the Company, its affiliated corporations or entities, or any of its present or former officers, directors, employees, agents, or representatives, including, but not limited to, any matters relating to the operation or management of the Company, Employee's employment, and the termination of Employee's employment, irrespective of the truthfulness or falsity of such statement. 5. Return of Companv Property. Employee agrees to promptly return all Company property including, but not limited to, security badges, office keys, computers, laptops, cellular telephones, hand-held electronic devices, software, diskettes, compact disks, product samples, cases, company files and records, brochures, papers, notes, and all other documents, and all copies of same, relating to the Company, its business, its customers, or its suppliers, that Employee has acquired by virtue of Employee's employment. As of the Retirement Date, the Company will make arrangements to remove, terminate, or transfer any and all business communication lines including network access, cellular phone access, fax line access, and access to any other business numbers. Employee warrants that he has returned all company records, files, and documents to the Company as of the Retirement Date. 4

A atkore INTERNATIONAL RETIREMENT AGREEMENT AND GENERAL RELEASE THIS RETIREMENT AGREEMENT AND GENERAL RELEASE (the "Agreement") is made this 4th day of May 2018, by and between Atkore Jntemational Group Inc. ("Company") and John P. Williamson ("Employee"). WHEREAS, Employee is employed by the Company or one of its subsidiaries as the Chief Executive Officer ("CEO") and shall continue as the Company's CEO through September 30, 20 18; and WHEREAS, Employee's employment with the Company will terminate effective September 30, 2018 ("Retirement Date"); and WHEREAS, the Company has offered to provide Employee with separation/retirement benefits that, in some cases are in excess of that to which he is entitled and in some cases less than that to which he would be entitled, in each case, by law, contract, or under the policies and practices of Company, in exchange fo r Employee's acceptance and compliance with the terms of this Agreement. NOW, THEREFORE, IT IS HEREBY AGREED by and between Employee and the Company as foll ows: 1. Consideration. (a) Severance Pay. The Company wi ll provide Employee with no severance pay, and Employee and Company agree that as of the Retirement Date, Employee is not entitled to any severance benefits under the Company's Severance and Retention Policy for Senior Management or Employee' s Employment Agreement. Employee acknowledges that, although the term " Retirement Date" is used in this Agreement, he does not meet all the requirements to retire under the Company's vari ous benefit plans and, except as provided in this Agreement, shall not be entitled to any benefits to which a retiree is otherwise entitled. For the avoidance of doubt, all benefit plans of the Company shall continue to apply to Employee through the Retirement Date (b) COBRA Coverage. Employee may continue his current medical and dental (but not health care flexible spending/health savings account) coverage after September 30, 2018, if any, provided Employee enrolls for COBRA coverage within 60 days of receiving the initial COBRA notice. During the 18 month period commencing October 1, 2018, represented by Empl oyee's COBRA Coverage period ("COBRA Coverage Period"), Employee's COBRA cost (insurance premium) will be equal to the amount paid by active Company employees for similar coverage. Employee will receive election forms and other notices regarding this COBRA coverage from the Company's third-party administrator. Employee shall be responsible for completing the COBRA election forms and for paying the specified insurance premium within the required time periods in order to initiate and maintain COBRA coverage. Employee's failure to timely pay the monthly premium shall result in the cessati on of health insurance coverage for Employee and Employee's spouse or domestic partner and dependents. Upon expiration of the COBRA Coverage Period. Any questions regarding these plans should be directed to our COBRA administrator, Wage Works (www.wageworks.com).

(c) Vacation Pay. Company shall pay Employee for any accrued and unused vacation days as of the Retirement Date. (d) Retirement Savings and Investment Plan. Contributions to the Company"s Retirement Savings and Investment Plan ("RSIP") shall cease as of Employee's Retirement Date. To request changes to Employee's RSlP account(s) or to obtain additional information, Employee should call the Atkore Employee Service Center at 800-835-5095. (e) Life Insurance. Employee"s life insurance coverage will end on the last day of the month during which Employee is actively employed by the Company, or as otherwise provided by the plan document. Employee may be eligible to convert basic term life policies and certain other policies to individual policies. Conversion information is available by contacting Prudential at 800-778-3827. (f) Disability Insurance. Employee's disability insurance coverage will end on Employee's Retirement Date. (g) Other Benefits. Employee shall receive any amounts earned, accrued, or owing, but not yet paid to Employee, including any unpaid base salary earned by Employee through the Retirement Date and the earned but unpaid bonus, if any, under the Annual Incentive Plan for FY 2018 based on actual Employee and Company performance. Any benefits accrued or earned will be distributed in accordance with the terms of the applicable benefit plans and programs of the Company. (h) Tax Status of Benefits. In the event that provision of any of the benefits listed above would adversely affect the tax status of the applicable plan or benefits, the Company, in its sole discretion, may elect to pay to Employee cash in lieu of such coverage in an amount equal to the Company's contribution or average cost of providing such coverage. (i) Continued Vesting and Exercisability. Under the Atkore International Group Inc. 2016 Omnibus Incentive Plan and the Company's earlier Atkore International Group Inc. Stock Incentive Plan and all documents related thereto, the Company agrees that Employee shall, pursuant to Board of Director's approval, be treated as if he qualified for retirement under the Rule of 67. The full terms of the Rule of67 shall apply to Employee's equity grants, but for clarity, Employee shall be entitled to a period of continued vesting for 36 months after the Retirement Date for all awards granted prior to the Retirement Date. During this period of continued vesting, Employee shall, subject to remaining a Designated Insider for the six (6) months itrunediately following the Retirement Date, be entitled to exercise (and sell) any vested options, restricted stock units and any performance share units upon conversion into shares of cmmnon stock (so long as such exercise or conversion occurs before the expiration of the relevant grant); however, Employee is not required to sell owned shares of common stock and may continue to hold such shares for as long as Employee so chooses. All awards (or portions of awards) not vested during the continued vesting period shall be forfeited by the Employee. As of the Retirement Date, no retention guidelines shall apply to Employee. Except as othetwise provided in this paragraph and as applies under the Rule of 67, the terms and conditions of the respective incentive plans shall apply. To the extent Employee serves the Company as a Director after the Retirement Date, he shall continue to be a Designated Insider and such designation shall continue until six (6) months after he ceases being a Director. For the avoidance of doubt, Employees last date of service shall be his Retirement Date regardless of whether he serves the Company in any other capacity (e.g. as a consultant or a director) after that date. 2

(j) Total Benefits. After the Retirement Date, Employee will not be eligible to receive any other salary, bonus, or benefits from the Company other than as provided elsewhere in paragraph I. 2. Release and Waiver. (a) Employee, on his own behalf, and on behalf of his heirs, executors, and administrators, does hereby release and forever discharge the Company, its parent, affiliates, officers, directors, employees, agents, successors and assigns, attorneys, and administrators (collectively, "Releasees") from all causes of action, suits, claims, and demands of any kind, in law or in equity, which Employee ever had, now has, or hereafter may have, whether known or unknown, from the beginning of Employee's employment to the date of the execution of this Agreement arising from or relating in any way to Employee's employment relationship with Company, the terms and conditions of that employment relationship, and the tennination of that employment relationship, including, but not limited to, any claims arising under any applicable Company severance plan(s), the Age Discrimination in Employment Act, the Older Workers' Benefit Protection Act, Title Vll of The Civil Rights Act of 1964, the Americans with Disabilities Act, the Employee Retirement Income Security Act of 1974, the Family and Medical Leave Act, the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act, the Illinois Human Rights Act, the Illinois Wage Payment and Collection Act, the Cook County Human Rights Ordinance, Washington State Human Rights Commission regulations and enforcement authorities as each may have been amended, and any other claims under any federal, state, or local common law, statutory law, or regulatory provision, now or hereafter recognized, and any claims for attorneys' fees and costs. This Agreement is effective without regard to the legal nature of the claims raised and without regard to whether any such claims are based upon tort, equity, implied or express contract, or discrimination of any sort. (b) To the fullest extent permitted by law, and subject to the provisions of paragraph 2(d) below, Employee represents and affirms that (i) Employee has not filed or caused to be filed on Employee's behalf any claim for relief against the Company or any Releasee; and (ii) as of the Retirement Date, Employee has no knowledge of any improper, unethical, or illegal conduct or activities by the Company or any Releasee that Employee has not already reported to a supervisor, manager, department head, human resources representative, in-house counsel, or to the Company's ethics hotline. (c) The release of claims described in paragraphs 2(a) and 2(b) of this Agreement does not preclude Employee from filing a charge with the U.S. Equal Employment Opportunity Commission or the relevant state fair employment agency. This Agreement will, however, constitute an absolute bar to Employee's recovery of any damages or additional compensation, including attorneys fees, from the Company arising out of or in cormection with any such claim. Employee will not be entitled to recover and agrees to waive any monetary benefits or recovery against the Company in connection with any such claim, charge or proceeding without regard to who has brought such Complaint or charge. Employee further agrees that if any agency or court assumes jurisdiction over any claim against the Company or any of the Releasees on behalf of or otherwise for the benefit of Employee, Employee will direct that agency or court to withdraw from or dismiss with prejudice the claim. Additionally, this release of claims does not preclude Employee from filing claims based on (i) events that arise after the date of the execution of this Agreement; (ii) any rights to indemnification that Employee may have pursuant to the Company's bylaws, statutory, or common law; or (iii) any claims which cannot be waived as a matter oflaw. (d) Subject to the provisions of paragraph 2(c) of this Agreement, Employee agrees that Employee will not file, claim, sue, or cause or permit to be filed, any civil action, suit, or legal proceeding seeking equitable or monetary relief (including damages, injunctive, declaratory, monetary or 3 other relief) for himself involving any matter released in paragraph 2. In the event that any suit is filed in breach of this release of claims, it is expressly understood and agreed that this release of claims shall constitute a complete defense to any such suit. In the event that any Releasee is required to institute litigation to enforce the tenus of this paragraph, Releasee shall be entitled to recover reasonable costs and attorneys' fees incurred in such enforcement. Employee further agrees and covenants that should any person, organization, or other entity file, claim, sue, or cause or permit to be filed any civil action, suit or legal proceeding involving any matter occurring at any time in the past, Employee will not seek or accept personal equitable or monetary relief in such civil action, suit, arbitration, or other legal proceeding. Nothing in this Agreement shall prohibit or restrict Employee from: (i) making any disclosure of information required by law; (ii) providing information to, testifying, or otherwise assisting in any investigation or proceeding brought by any federal regulatory or law enforcement agency or legislative body, any self-regulatory organization, or the Company's designated legal, compliance, or human resources officers; or (iii) filing, testifying, participating in, or otherwise assisting in a proceeding relating to an alleged violation of any federal, state, or municipal law relating to fraud or to any rule or regulation of the Securities and Exchange Commission or of any other self-regulatory organization. 3. Restrictive Covenants. (b) Non-Solicitation and Non-Competition The restrictive covenants signed by or consented to (e.g. by accepting equity awards or otherwise) by the Employee prior to the Retirement Date shall continue to apply with the restriction period starting on October I, 2018 and all such restrictive covenants shall continue to apply, regardless of the time period terms stated in such restrictive covenants, for the full period of continued vesting and exercisability (i.e. 36 months from the Retirement Date), regardless of whether or not employee continues to hold equity interests relating to the Company during that entire thirty-six (36) month period. If Employee has any doubt regarding whether any particular activity falls within the scope of the restrictive covenants, the Company encourages Employee to disclose to the Company's CEO and General Counsel in writing in advance of such activity so as to allow the Company to determine whether it believes such activity is in violation of Employee's commitments. (c) Reasonableness. Employee acknowledges that the restrictions referenced in paragraph 3 are reasonable and necessary to protect the legitimate interests of the Company, further acknowledges that the Company would not have executed this Agreement in the absence of such restrictions, and further acknowledges that any violation of any provision of that paragraph will result in irreparable injury to the Company. 4. Non-Disparagement Employee agrees that Employee will not disparage or subvert the Company, or make any statement reflecting negatively on the Company, its affiliated corporations or entities, or any of its present or former officers, directors, employees, agents, or representatives, including, but not limited to, any matters relating to the operation or management of the Company, Employee's employment. and the termination of Employee's employment, i1respective of the truthfulness or falsity of such statement. 5. Return of Company Property. Employee agrees to promptly return all Company property including, but not limited to, security badges, office keys, computers, laptops, cellular telephones, hand-held electronic devices, software, diskettes, compact disks, product samples, cases, company files and records, brochures, papers, notes, and all other documents, and all copies of same, relating to the Company, its business, its customers, or its suppliers, that Employee has acquired by virtue of Employee's employment. As of the Retirement Date, the Company will make arrangements to remove, terminate, or transfer any and all business communication lines including network access, cellular phone access, fax line access, and access to any other business numbers. Employee warrants that he has returned all company records, files, and documents to the Company as of the Retirement Date. 4

6. Remedies. Employee agrees and recognizes that, in the event a court of competent jurisdiction determines that Employee breached any of the obligations or covenants set forth in this Agreement, the Company will have no fm1her obligation to provide Employee with the consideration set forth in paragraph I, and will have the right to seek repayment of the consideration paid up to the time of any such breach. Fut1her, Employee acknowledges that, in the event of a breach of this Agreement, Releasees may seek any and all appropriate relief for any such breach, including equitable relief and/or money damages, attorneys' fees, and costs. Employee further agrees that the Company shall be entitled to seek preliminary and permanent injunctive relief, which rights shall be cumulative and in addition to any other rights or remedies to which the Company may be entitled. 7. Governing Law. This Agreement and the obligations of the parties hereunder shall be constmed, interpreted, and enforced in accordance with the laws of the State of Illinois, excluding its conflict of laws mles, and Employee and Company agree to submit to personal jurisdiction in Illinois and to venue in its federal and state courts. 8. Legal Representation. Employee acknowledges that Employee has been advised of his right to consult with an attomey of his choosing before signing this Agreement. 9. Consideration Period. Employee understands and agrees that he has until May 26, 2018 to consider whether to sign it. If Employee does not deliver a signed copy of this Agreement to the Company's Vice President of Human Resources by the close of business (5:00pm Central Time) on May 26, 2018, the offer contained in this Agreement is automatically withdrawn. Employee and Company agree that no proposed or actual change in the terms presented in this Agreement, material or immaterial, shall extend or recommence this consideration period. 10. Revocation Period. Employee may revoke this Agreement within seven (7) calendar days after Employee signs it, in which case, this Agreement shall not become legally binding. Any revocation within this time period must be submitted in writing and must state, "I hereby revoke my acceptance of our Separation and Release Agreement." The revocation must be delivered to the Vice President of Human Resources and must be postmarked within seven (7) calendar days of Employee's execution of this Agreement. If the last day of the revocation period is a Saturday, Sunday, or legal holiday in the state in which Employee resides, then the revocation period shall not expire until the next business day. In the event of a timely revocation by Employee, this Agreement will be deemed null and void, and the Company will have no obligations hereunder. II. Entire Agreement. This Agreement sets forth the entire agreement between Employee and the Company and supersedes any and all prior written or verbal discussions, agreements, or understandings between the parties pertaining to the subject matter hereof. The parties further agree and acknowledge that no other promises or agreements have been offered to Employee in exchange for this Agreement (other than those described herein) and that no modification of this Agreement will be binding unless made in writing and signed by both parties. 12. Severability. If any provision(s) of this Agreement is deemed to be invalid or unlawful by any court of competent jurisdiction, such provision shall be deemed to be severed from this Agreement, and the remaining provisions of this Agreement shall be enforced to the fullest extent permitted by law. 5

...... ·. -·-. --~-- _._,_ ·• ._,_ --- -~ .. --- ........ -- ' ·-~-'- --~ .. ·-"···- --- ,..; -- -·~ . ···'·--·- ...... ···' --- . -. ·-- ---". -·- ----- i. l· I BY SIGNING THIS AGREEMENT. EMPLOYEE ACKNOWLEDGES THAT HE: (i) HAS REAli f AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS AGREEMENT; (ii) HA.'l BEEN ADVISED IN WRITING OF HIS RIGHT TO CONSULT WITH AN ATTORNEY Of \ EMPLOYEE'S CHOOSING PRIOR TO EXECUTING THIS AGREEMENT: AND (iii) HAS SIGNED THIS AGREEMENT VOLUNTARILY AND OF EMPLOYEE'S OWN FREE WILL. I I JOHN P. WILLIAMSON f' ~~c._,....:,'--<-- I. B·~... ___________ u...,...,_... 1 ...... r A I .-c= I ?- i)' Y/'; .I ~~ L I ;.: Date: 6 May 201 & Da~. - r v / r r , I y; ' f r i· ' ,-.- .. .. ·' '